UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     May 18, 2007

PATRICK INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3922	35-1057796
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 294-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements and Exhibits.

Patrick Industries, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on May 24, 2007, disclosing that on May 18, 2007, the Company had acquired all of the outstanding capital stock of Adorn Holdings, Inc., an Elkhart, Indiana-based manufacturer and supplier of interior components to the recreational vehicle and manufactured housing industries for $77,748,000 in cash including estimated transaction costs. The purpose of this Current Report on Form 8-K/A (Amendment No. 1) is to amend the Current Report on Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.

(a), (b), and (c) Financial Statements of Businesses Acquired and Pro Forma Financial Information.

(a)

The consolidated financial statements of Adorn Holdings, Inc. as of December 31, 2006 and 2005 and for the years ended December 31, 2006, December 31, 2005 and December 31, 2004 and independent auditors’ report are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)

Unaudited condensed consolidated financial statements of Adorn Holdings, Inc. as of March 31, 2007 and December 31, 2006 and for the thirteen week period ended March 31, 2007 and the twelve week period ended March 25, 2006 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(c) The unaudited pro forma financial information as of March 31, 2007 and for the year ended December 31, 2006 and the three month period ended March 31, 2007 of Adorn Holdings, Inc. and Patrick Industries, Inc. on a condensed combined basis is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) The following exhibits are included with this report:

Exhibit 2.1

Securities Purchase Agreement, dated as of April 10, 2007, between Patrick Industries, Inc. and FNL Management Corp., Adorn Holdings, Inc. and the stockholders, warrant holders and option holders of Adorn Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 11, 2007).*

Exhibit 23.1	Consent of Deloitte & Touche LLP
Exhibit 99.1

Consolidated Financial Statements of Adorn Holdings, Inc. as of December 31, 2006 and 2005 and for the years ended December 31, 2006, December 31, 2005 and December 31, 2004 and independent auditors’ report.

Exhibit 99.2

Unaudited condensed consolidated financial statements of Adorn Holdings, Inc. as of March 31, 2007 and December 31, 2006 and for the thirteen week period ended March 31, 2007 and the twelve week period ended March 25, 2006.

Exhibit 99.3

Unaudited pro forma financial information as of March 31, 2007 and the year ended December 31, 2006 and the three month period ended March 31, 2007 of Adorn Holdings, Inc. and Patrick Industries, Inc. on a condensed combined basis.

*

Pursuant to Item 601(b) of Regulation S-K, certain Exhibits and Schedules have been omitted from this Agreement. The registrant will furnish a copy of any omitted Exhibit and Schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRICK INDUSTRIES, INC.

By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance,

Secretary-Treasurer and Chief Financial Officer

Dated: July 5, 2007